Other liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Other liabilities.
Audit fees payable	$ 2,333	$ 1,385
General expenses payable	37,394	24,782
Payable for capital provision assets	256	36
Lease liabilities	13,520	19,389
Insurance liabilities	12,596	4,527
Tax payable		1,311
Total other liabilities	$ 66,099	$ 51,430